Prepayment and Other Assets	12 Months Ended
Dec. 31, 2025
Prepayment and Other Assets [Abstract]
PREPAYMENT AND OTHER ASSETS

5. PREPAYMENT AND OTHER ASSETS

The prepayments, other current assets and non-current assets, consisted of the following:

	As of
	December 31, 2024	December 31, 2025
Current:
Recoverable value-added taxes(a)	$26,477	$—
Prepayment	41,863	682,372
Others	490	122,898
Prepayments and other current assets	$68,830	$805,270
Non-current:
Prepayment	—	600,000
Non-current assets	$—	$600,000

(a)	Recoverable value-added taxes represent the balances that the Company can utilize to deduct its value-added tax liabilities within the next 12 months.

(b)	Prepayments to vendors were approximately $0.6 million in the financial year 2025. The increase in prepayments to vendors was primarily due to the Company’s exploration of a new platform to meet customers’ requirements.